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                                                                    EXHIBIT (11)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our Firm under the heading, "Independent Accountants" in Part B of the Registration Statement.



Boston, Massachusetts
August 7, 1998